UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2017

Acer Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Third Street, Suite #2240, Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 902-6100

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On September 19, 2017, Opexa Therapeutics, Inc., a Texas corporation now known as Acer Therapeutics Inc. (the “Company”), completed its merger with privately-held Acer Therapeutics Inc. (“Private Acer”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated June 30, 2017, whereby the Company’s wholly-owned subsidiary, Opexa Merger Sub, Inc., merged with and into Private Acer, with Private Acer surviving as the Company’s wholly owned subsidiary (the “Merger”). In connection with the Merger, the Company changed its name from Opexa Therapeutics, Inc. to Acer Therapeutics Inc.

On September 20, 2017, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Merger. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical unaudited condensed consolidated financial statements of Private Acer as of June 30, 2017, and (ii) the pro forma condensed combined financial information as required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Private Acer required by Item 9.01(a) were previously filed with the SEC as part of the Company’s Registration Statement on Form S-4 (Reg. No. 333-219358) filed on July 19, 2017 and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith. The unaudited condensed consolidated financial statements of Private Acer as of June 30, 2017 are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2017 giving effect to the Merger is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. On November 13, 2017, the Company filed its Quarterly Report on Form 10-Q, which contained a balance sheet dated September 30, 2017, and therefore an unaudited pro forma condensed combined balance sheet as of September 30, 2017 is not required to be filed herewith pursuant to Rule 8-05(b)(2) of Regulation S-X. The pro forma condensed combined statement of operations for the year ended December 31, 2016 required by Item 9.01(b) was previously filed with the SEC as part of the Company’s Registration Statement on Form S-4 (Reg. No. 333-219358) filed on July 19, 2017 and, pursuant to General Instruction B.3 of Form 8-K, is not required to be filed herewith.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger and Reorganization, dated as of June 30, 2017, by and among Acer Therapeutics Inc. (formerly Opexa Therapeutics, Inc.), Opexa Merger Sub, Inc. and Acer Therapeutics Inc. (incorporated by reference to Exhibit 2.1 to Acer’s Current Report on Form 8-K filed on July 3, 2017).

3.1*	Certificate of Amendment to the Restated Certificate of Formation.

3.2*	Certificate of Amendment to the Restated Certificate of Formation.

10.1*+	Acer Therapeutics Inc. Amended and Restated 2010 Stock Incentive Plan (incorporated by reference to Appendix A to Acer’s Definitive Proxy Statement on Schedule 14A filed on April 11, 2016).**

10.2*+
Amendment No. 1 to the Acer Therapeutics Inc. Amended and Restated 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.35 to Acer’s Registration Statement on Form S-4 (File No. 333-219358) filed on July 19, 2017).**

10.3*+	Acer Therapeutics Inc. 2013 Stock Incentive Plan, as amended.

16.1*	Letter dated September 20, 2017 from MaloneBailey, LLP to the SEC.

99.1*	Press release issued by Acer on September 19, 2017 entitled “Acer Therapeutics and Opexa Therapeutics Close Merger and Financing.”

99.2	Unaudited condensed consolidated balance sheet and statement of income of Private Acer for the nine months ended September 30, 2017.

99.3	Unaudited pro forma condensed combined statement of income of Acer and Private Acer for the nine months ended September 30, 2017.

*
Previously filed.
+
Management contract or compensatory plans or arrangements.
**
Note that the name of this plan has been amended to reflect the current name of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acer Therapeutics Inc.

Dated: November 14, 2017	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Financial Officer